Investor Conference Call Quarter Ended December 31, 2011 March 9, 2012 Exhibit 99.2

SEC Disclosure Information
» Forward-Looking Statements - Some of our comments today may include forward-
looking statements about our expectations for the future. These statements include assumptions, expectations, predictions, intentions or beliefs about future events.
Although we believe that such statements are based on reasonable assumptions, no assurance can be given that such statements will prove to have been correct, and we do not plan to update any forward-looking statements if our expectations change. More information about the risks and uncertainties relating to TPC Group and the forward-
looking statements may be found in our SEC filings.
» Non-GAAP Financial Measures - Some of our comments today will reference
Adjusted EBITDA, which is a non-GAAP financial measure. Provided herein is a reconciliation, for each period presented, of Adjusted EBITDA to Net Income (Loss), which is the most directly comparable GAAP measure reported in our financial statements.

$(11.0)
$34.4
$71.0
$35.5
$18.7
Qtr ended
12/31/2011
Qtr ended
9/30/2011
Qtr ended
6/30/2011
Qtr ended
3/31/2011
Qtr ended
12/31/2010
$(18.4)
$9.4
$34.3
$11.4
$(0.7)
Qtr ended
12/31/2011
Qtr ended
9/30/2011
Qtr ended
6/30/2011
Qtr ended
3/31/2011
Qtr ended
12/31/2010

Net Income (Loss) Adjusted EBITDA*
Dollars in millions
except EPS
(unaudited)
* See  slide 8 for a reconciliation of Adjusted EBITDA to Net Income (Loss) for all periods presented.
Net Income (Loss) is the GAAP measure most directly comparable to Adjusted EBITDA.
Qtr Ending Qtr Ending Qtr Ending Qtr Ending Qtr Ending
(in millions except per share)
12/31/2011 9/30/2011 6/30/2011 3/31/2011 12/31/2010
Revenues 574.8 $     835.3 $     792.9 $     555.6 $     486.1 $
Gross Profit (1) 31.9          87.0          115.6        79.6          59.2
Income (Loss) from Operations (21.3)         24.0          60.2          25.0          8.4
Interest Expense and Other, Net (8.0)          (8.2)          (8.2)          (7.9)          (10.7)
Income Tax (Expense) Benefit 10.9          (6.4)          (17.7)         (5.7)          1.6
     Net Income (Loss) (18.4) 9.4 34.3 11.4 (0.7)
     EPS (Diluted) (1.18) $      0.58 $       2.12 $       0.70 $       (0.04) $
(1) Defined herein as Revenues less Cost of Sales.  Gross profit for the quarter ended 9/30/2011 does not include a $9.8 million lower of cost or market adjustment.

* See  slide 8 for a reconciliation of Adjusted EBITDA to Net Income (Loss) for all periods presented.
Net Income (Loss) is the GAAP measure most directly comparable to Adjusted EBITDA.
C4 Processing Segment
C4 Processing Segment
Qtr Ending Qtr Ending Qtr Ending Qtr Ending Qtr Ending
12/31/2011 9/30/2011 6/30/2011 3/31/2011 12/31/2010
Revenues (mm $) 478.9 $           713.5 $           659.1 $           434.3 $           394.6 $
Gross Profit (mm $) (1) 11.3                68.4                92.8                58.0                40.2
Adj. EBITDA (mm $) * (13.0)               33.5                66.9                30.6                15.7
Volume (mm lbs) 560.2              669.1              691.2              581.2              597.2
Gross Profit ($/lb) 0.02 $             0.10 $             0.13 $             0.10 $             0.07 $
Adj. EBITDA ($/lb) (0.02) $            0.05 $             0.10 $             0.05 $             0.03 $
Performance Products Segment
Performance Products Segm
Qtr Ending Qtr Ending Qtr Ending Qtr Ending Qtr Ending
12/31/2011 9/30/2011 6/30/2011 3/31/2011 12/31/2010
Revenues (mm $) 95.9 $             121.8 $           133.8 $           121.3 $           91.5 $
Gross Profit (mm $) (1) 20.6                18.6                22.8                21.6                19.0
Adj. EBITDA (mm $) * 11.4                8.1                   12.0                11.6                9.2
Volume (mm lbs) 117.7              149.1              168.6              169.5              141.0
Gross Profit ($/lb) 0.18 $             0.12 $             0.14 $             0.13 $             0.13 $
Adj. EBITDA ($/lb) 0.10 $             0.05 $             0.07 $             0.07 $             0.07 $
Total
Total
Qtr Ending Qtr Ending Qtr Ending Qtr Ending Qtr Ending
12/31/2011 9/30/2011 6/30/2011 3/31/2011 12/31/2010
Revenues (mm $) 574.8 $           835.3 $           792.9 $           555.6 $           486.1 $
Gross Profit (mm $) (1) 31.9                87.0                115.6              79.6                59.2
Adj. EBITDA (mm $) * (1.6)                  41.5                78.9                42.2                24.9
Volume (mm lbs) 677.9              818.1              859.8              750.7              738.2
Gross Profit ($/lb) 0.05 $             0.11 $             0.13 $             0.11 $             0.08 $
Adj. EBITDA ($/lb) (0.00) $            0.05 $             0.09 $             0.06 $             0.03 $
Selected Operating Results (unaudited)
(1) Defined herein as Revenues less Cost of Sales.  Gross profit for the quarter ended 9/30/2011 does not include a $9.8 million lower of cost or market adjustment, of which $9.7 million relates to our C4 Processing Segment and $0.1 million relates to our Performance Products segment.

Supplemental Data 5

Qtr Ended Qtr Ended Qtr Ended Qtr Ended Qtr Ended
12/31/2011 9/30/2011 6/30/2011 3/31/2011 12/31/2010
End of Qtr BD Contract Price ($/lb) (1)
0.98           1.71          1.53          1.04          0.86
Unleaded Gasoline Qtr Avg - USGC ($/gal) (2)
2.62           2.89          3.07          2.61          2.18
US Ethylene Industry Capacity Utilization (%) (3)
91.5           91.9 89.1 92.5          88.0
US BD Production (mm lbs) (3)
739 812 795 833           813
(1) Source:  CMAI
(2) Source:  Platts
(3) Source:  Hodson
Selected Market Data
(unaudited)

Selected Financial Data
(unaudited)
12/31/2011 9/30/2011 6/30/2011 3/31/2011 12/31/2010
Sales Volumes (mm lbs) (1) 677.9        818.1        859.8        750.7        738.2
Revenues (mm $) 574.8        835.3        792.9        555.6        486.1
Gross Profit (2) 31.9          87.0          115.6        79.6          59.2
Adjusted EBITDA (mm $) *
C4 Processing (13.0)         33.5          66.9          30.6          15.7
Performance Products 11.4          8.1            12.0          11.6          9.2
Corporate (9.4)           (7.1)           (7.9)           (6.7)           (6.2)
Adjusted EBITDA ($ / lb) (0.02)         0.04          0.08          0.05          0.03
Operating Segment Adjusted EBITDA ($ / lb) (3) (0.00)         0.05          0.09          0.06          0.03
% Change in Butadiene contract price (42%) 12% 47% 21% (7%)
Impact on Gross Profit (mm $) (36)            6               23             11             (4)
(1) Does not include tolling volume.
(3) Adjusted EBITDA for the C4 Processing and Performance Products operating segments - i.e. total Adjusted EBITDA less Corporate.
Quarter Ended
(2) Defined herein as Revenues less Cost of Sales.  Gross profit for the quarter ended 9/30/2011 does not include a $9.8 million lower of cost or market adjustment.
* See  slide 8 for a reconciliation of Adjusted EBITDA to Net Income (Loss) for all periods presented.
Net Income (Loss) is the GAAP measure most directly comparable to Adjusted EBITDA.

Reconciliation of Adjusted EBITDA to Net Income
(unaudited, in millions)
(*) Adjusted EBITDA is presented and discussed herein because management believes it enhances understanding by investors and lenders of the Company’s financial performance. Adjusted EBITDA is not a measure computed in accordance with GAAP. Accordingly it does not represent cash flow from operations, nor is it intended to be presented herein as a substitute for operating income or net income as indicators of the Company’s operating performance.  Adjusted EBITDA is the primary performance measurement used by senior management and our Board of Directors to evaluate operating results of, and to allocate capital resources between, our business segments. We calculate Adjusted EBITDA as earnings before interest, taxes, depreciation and amortization (EBITDA), which is then adjusted to remove or add back certain items. The items removed or added back have historically consisted of items we consider to be non-recurring in nature and which we believe distort comparability between periods. There were no such items identified in the Reconciliations of Adjusted EBITDA to Net Income for the periods presented above. Our calculation of Adjusted EBITDA may be different from calculations used by other companies; therefore, it may not be comparable to other companies.
12/31/2011 9/30/2011 6/30/2011 3/31/2011 12/31/2010
Net income (loss) (18.4) $      9.4 $          34.3 $        11.4 $        (0.7) $
Income tax expense (benefit) (10.9)         6.4             17.7           5.7             (1.6)
Interest expense, net 8.2 8.6 8.6 8.4 11.1
Depreciation and amortization 10.1 10.0 10.4 10.0 9.9
Adjusted EBITDA (*) (11.0) $      34.4 $        71.0 $        35.5 $        18.7 $
Quarter Ended